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                                                                EXHIBIT 10.1


                          [MERCHANT FACTORS CORP. LOGO]
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    1430 Broadway, New York, New York 10018 (212) 840-7575 FAX (212) 869-1752


                                                                March 24, 1998





Littlefield, Adams & Co.
350 Fifth Avenue, Ste. 4213
New York, NY 10118

Attn:  Mr. Stanley Halbreich
          Fax (212) 563-7105

Dear Stanley:

This will confirm our factoring arrangement dated January 25, 1996. The contract calls for advances up to 75%. We will, however, advance up to 85% in view of your excellent customer base. The funds against your shipping is usually available immediately and can be wire transferred to yourself or to anyone you may designate.

Our factoring relationship has been excellent and we look forward to many more years of a most pleasant business relationship.

                                 Very truly yours,

                                 /s/ Walter Kaye

                                 WALTER KAYE
                                 President

WK/dcb